UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2014

EVERGREEN-AGRA, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53902	98-04660379
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

19800 MacArthur suite 300, Irvine CA, USA 92612
(Address of principal executive offices) (Zip Code)

562.714.1666
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note

This Current Report on Form 8-K/A, Amendment No. 1, is provided by Evergreen-Agra, Inc. (the “Company”) for the sole purpose of amending the Item 4.01 disclosure, in particular to provide the letter from the Company’s prior auditor to the effect that there were no disagreements with the disclosures in Item 4.01. All other disclosures in the Company’s Current Report on Form 8-K, filed on June 19, 2014, remain unchanged by this Amendment No. 1.

Item 4.01 Changes in Registrant’s Certifying Accountant.

“(a) Dismissal of Independent Registered Public Accounting Firm

On June 13, 2014, our board of directors dismissed M&K CPAs, PLLC (“M&K”), as the Company’s independent registered public accounting firm.

M&K’s report on the financial statements for the fiscal years ended December 31, 2012 and 2011, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, other than for a going concern.

During the fiscal the years ended December 31, 2012 and 2011, and in the subsequent interim period through June 13, 2014, the date of dismissal of M&K, there were no disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&K, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal years ended December 31, 2012 and 2011, and in the subsequent interim period through June 13, 2014, the date of dismissal of M&K, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided a copy of the above disclosures to M&K and requested M&K to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not M&K agrees with the above disclosures. A copy of M&K’s response letter is attached hereto as Exhibit 16.1.

(b) New Independent Registered Public Accounting Firm

On June 17, 2014, our board of directors approved the engagement of Hartley Moore Accountancy Corporation (“Hartley Moore”), as the Company’s new independent registered public accounting firm.

During the fiscal years ended December 31, 2013 and 2012, and the subsequent interim period prior to the engagement of Hartley Moore, the Company has not consulted Hartley Moore regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(o)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.	Description
16.1	Letter from M&K CPAs, PLLC.

SIGNATURES

            In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 18, 2014	EVERGREEN-AGRA, INC.

By:	/s/ Chadd Mckeen
Chadd Mckeen, Chief Executive Officer